SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 2, 2013

ZIPCAR, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35131	04-3599525
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 First Street, 4th Floor

Cambridge, MA 02141

(Address of principal executive offices, including zip code)

(617) 995-4231

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01	Other Events.

On January 2, 2013, Zipcar, Inc., a Delaware corporation (“Zipcar”), and Avis Budget Group, Inc., a Delaware corporation (“Avis”), held an investor conference call to discuss the announcement of the execution of an Agreement and Plan of Merger, dated as of December 31, 2012, among Zipcar, Avis and Millennium Acquisition Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Avis. A copy of the transcript of the investor conference call is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Transcript of Investor Conference Call held on January 2, 2013.

Forward Looking Statements

Information set forth in this Current Report on Form 8–K contains forward-looking statements that involve numerous risks and uncertainties. The statements contained in this communication that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding the expected benefits and closing of the proposed transaction and management’s expectations, beliefs and intentions. All forward-looking statements included in this communication are based on information available to Zipcar on the date hereof. In some cases, you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology. No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on Zipcar’s results of operations or financial condition. Accordingly, actual results may differ materially and adversely from those expressed in any forward-looking statements. Undue reliance should not be placed on any forward-looking statements, which speak only as of the date made. Neither Zipcar nor any other person can assume responsibility for the accuracy and completeness of forward looking statements. There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond Zipcar’s control. These factors include (without limitation): failure to satisfy any condition to closing of the transaction and that, in such case, Zipcar’s business will have been adversely affected during the pendency of the transaction; failure to consummate or delay in consummating the transaction for other reasons; changes in laws or regulations; and changes in general economic conditions. Zipcar undertakes no obligation (and expressly disclaims any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. For additional information, please refer to Zipcar’s most recent Form 10–K, 10–Q and 8–K reports filed with the SEC.

Additional Information about the Proposed Transaction and Where You Can Find It

Zipcar will file with the SEC preliminary and definitive proxy statements and other relevant materials in connection with the proposed acquisition of Zipcar by Avis. The definitive proxy statement will be mailed to Zipcar stockholders. Before making any voting or investment decisions with respect to the transaction, investors and security holders of Zipcar are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about the transaction and Zipcar. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by accessing Zipcar’s website at www.zipcar.com by clicking on the “Investor Relations” link, then clicking on the “Financial Information” link, and then clicking on the “SEC Filings” link, or by writing to Zipcar at 25 First Street, 4th Floor, Cambridge, Massachusetts 02141.

Information Regarding Participants

Zipcar and its directors, executive officers and certain other members of management and employees may solicit proxies from Zipcar stockholders in favor of the transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Zipcar stockholders in connection with the proposed transaction will be set forth in the proxy statement when it is filed with the SEC. You can find information about Zipcar’s executive officers and directors in its definitive proxy statement filed with the SEC on April 12, 2012. You can obtain a free copy of this document at the SEC’s website at www.sec.gov or by accessing the Zipcar website and clicking on the “Investor Relations” link, then clicking on the “Financial Information” link, and then clicking on the “SEC Filings” link.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIPCAR, INC.

(Registrant)

By:	/s/ Dean J. Breda

Dean J. Breda
General Counsel and Secretary

Date: January 2, 2013

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Transcript of Investor Conference Call held on January 2, 2013.